                          AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (the "Agreement"), dated as of May 17, 1996 by and among

WATER-JEL TECHNOLOGIES, INC., a New York corporation ("WJI"),

JOURNEYCRAFT, INC., a New York corporation  ("JCI"),

THERACOM, INC.,  a New York corporation ("THI"),

JCI ACQUISITION CORPORATION, a New York corporation and wholly owned subsidiary of WJI ("JCI Subsidiary"),

THI ACQUISITION CORPORATION, a New York corporation and wholly owned subsidiary of WJI ("THI Subsidiary"), and

WERNER HAASE, having an office c/o JCI ("Haase" or the "Shareholder").

WJI, JCI Subsidiary, THI Subsidiary, JCI and THI are each sometimes referred to herein as a "Constituent Corporation" or collectively as the "Constituent Corporations." JCI is sometimes referred to herein as the "Surviving Corporation." JCI Subsidiary and THI Subsidiary are hereinafter sometimes referred to collectively as the "Subsidiaries" and individually (and sometimes also collectively) as "Subsidiary." Haase is a major shareholder of JCI and THI.

                                WITNESSETH THAT:

         WHEREAS, the Boards of Directors of the Constituent Corporations have each determined that it is in the best interest of each Constituent Corporation and its respective stockholders to consummate a merger in the manner set forth herein; and


NOW, THEREFORE, in consideration of the mutual agreements and covenants contained herein, the parties hereby agree as follows:

I.        Definitions

          For purposes of this Agreement, the following terms shall have the following meanings:

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         A.        "JCI Common Stock" shall mean the common stock of JCI. "THI
         Common Stock" shall mean the common stock of THI.

         B. "Effective Date" or "Closing Date" shall mean the effective date of the Merger, which shall be the date and time of filing of the articles of merger required to be filed hereunder.


         C.        "WJI Common Stock" shall mean the common stock of WJI.

         D. "Merger" shall mean collectively the merger of JCI Subsidiary with and into JCI and the merger of THI Subsidiary into THI, and in consideration for which the stockholders of JCI and THI will receive certain shares of WJI Common Stock in accordance with the terms of this Agreement.

         E. "Subsidiary's Common Stock" as to each Subsidiary shall mean the common stock of such Subsidiary.

         F. "Surviving Corporations" shall mean JCI and THI, the corporations that survive the Merger.

         G. "Affiliate" means any person that directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, any such person.

II.       Merger

         A. Surviving Corporation. Upon the due approval and adoption of this Agreement by the stockholders of each of the Constituent Corporations other than WJI and the satisfaction or waiver of the conditions set forth herein to the obligations of the parties hereto, articles of merger shall be filed with the Secretary of State of the State of New York in accordance with the laws of such State. Effective as of the close of business on the date on which the articles of merger are filed, (1) JCI Subsidiary shall merge with and into JCI, and JCI as the Surviving Corporation shall continue its corporate existence under the laws of the State of New York, and (2) THI Subsidiary shall merge with and into THI, and THI as the Surviving Corporation shall continue its corporate existence under the laws of the State of New York. The date and time of such filings is herein referred to as the "Effective Date" or the "Closing Date."

         B. Further Documentation. From time to time as and when requested by the Surviving Corporations or WJI or their

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         successors or assigns, WJI, JCI, THI and Subsidiaries and their proper
         (or former) officers and directors, shall execute and deliver, or cause to be executed and delivered, all deeds and other instruments and shall take or cause to be taken all such other and further actions as the Surviving Corporations or WJI may deem necessary or appropriate in order to more fully vest in the Surviving Corporation title to and possession of all of the rights, privileges, powers, immunities, purposes and franchises of JCI, THI and the Subsidiaries and to carry-out the intent and purposes of this Agreement.

III. Closing. Concurrently with the filing of the articles of merger the parties shall execute and deliver to and among themselves the Closing Documents (as hereinafter defined) at a closing (the "Closing") to occur at the offices of

Oscar D. Folger, 521 Fifth Avenue, New York, New York 10175 on the Closing Date. The term "Closing Documents" means the agreements, instruments and documents which are contemplated by this Agreement to be executed and delivered by the parties on the Closing Date.

IV.       Certificate of Incorporation, By-laws, Directors and Officers

         A. Certificate of Incorporation. The Certificate of Incorporation of the Surviving Corporations in effect on the Effective Date shall be the Certificate of Incorporation of the Surviving Corporation until amended as provided by law.

         B. By-Laws. The by-laws of the respective Surviving Corporations in effect on the Effective Date shall be the by-laws of the Surviving Corporations until amended or repealed as provided by law.

         C. Directors and Officers of JCI and THI. The initial directors of the Surviving Corporations shall be Haase and two designees of Haase, and shall hold office as provided in the by-laws of the Surviving Corporation. The officers of each Surviving Corporation on the Effective Date shall be Haase, who shall be President, CEO and Treasurer, and Nurit Kahane who shall be Executive Vice President, and shall hold office as provided in the by-laws of the Surviving Corporations.

         D. Directors of WJI. Effective upon the Closing, the directors of WJI shall be Haase, Norman Doctoroff and a designee of Haase subject to any restrictions in Section 14(f) of the Securities Exchange Act of 1934. Each such person shall hold office as provided in the by-laws of WJI as

                                           3

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          amended pursuant to this Agreement.
V.        Conversion and Exchange of Shares

         A. Conversion of Shares. The manner and basis of converting the shares of each Constituent Corporation shall be as follows:

                  1. Upon consummation of the Merger, all 100 shares of JCI Subsidiary Common Stock outstanding immediately prior to the Effective Date shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and exchanged for all of the issued and outstanding shares of capital stock of JCI. All such 100 shares have been fully paid and are non-assessable, and were issued for an aggregate capital contribution of $10. Upon consummation of the Merger, all 100 shares of THI Subsidiary Common Stock outstanding immediately prior to the Effective Date shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and exchanged for all of the issued and outstanding shares of capital stock of THI. All such 100 shares have been fully paid and are non-assessable, and were issued for an aggregate capital contribution of $10.

                  2. The shares of JCI Common Stock and THI Common Stock which shall be outstanding immediately prior to the Effective Date shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted as of the Effective Date into the immediate right to receive in the aggregate 3,500,000 shares of WJI Common Stock, with the portion thereof to be allocated to the JCI Common Stock and the THI Common Stock, respectively, to be as to be designated by JCI and THI to WJI not less than three business days prior to the Closing. The shares of WJI to be issued as aforesaid are referred to herein as the "Transaction Shares."

                  3. The Transaction Shares shall not upon issuance be registered under the Securities Act of 1933, as amended (the "Act"). WJI has no obligation to register the Transaction Shares.

                  4.       Each holder of record on the Effective Date of

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

                           shares of JCI Common Stock or THI Common Stock (the "JCI-THI shareholders") shall be entitled, upon the surrender to WJI of the certificate for his shares of JCI Common Stock or his THI Common stock for cancellation, to receive a certificate or certificates representing a portion of the total number of Transaction Shares which is proportional to the portion of the Transaction Shares being issued for all JCI common stock and all THI common stock, respectively.

         B.        No Change in WJI Shares.

                            Except for the issuance of shares of WJI Common
                  Stock upon conversion of shares of JCI Common Stock and THI Common Stock pursuant to this Agreement, the Merger shall effect no change in the shares of WJI Common Stock and none of WJI's shares shall be converted as a result of the Merger.

VI.       Certain Other Agreements

         A. JCI and THI covenant that as of the Effective Date there will be outstanding only the shares of JCI Common Stock and THI common stock which are disclosed in the Disclosure Schedule, and that there will not be outstanding any options, warrants or similar instruments or agreements or arrangements for the issuance of any additional shares of capital stock of such party.

         B. Upon the effectiveness of the Merger, WJI and Target Capital Corp. ("Target") shall enter into a consulting agreement, which agreement shall replace a current agreement between WJI and the sole shareholder of Target and on the same terms and conditions and for the balance of the term thereof, except that Target shall perform services thereunder only as a consultant and on a non full-time basis and except also that the term of this Agreement shall be extended for three years if during the period commencing on the date hereof and ending June 30, 1997 WJI shall have obtained at least $4,000,000 in equity capital from one or more sources (including, without limitation, funds obtained from the exercise of currently outstanding warrants).

         C. On the Effective Date WJI will enter into a five-year employment agreement with Nurit Kahane at an annual salary of $250,000.

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         D. By notice to the other parties given on or before June 15, 1996, each party may update, amend and supplement its Disclosure Schedule hereunder, effective as if such update, amendment or supplement had been made as of the date of this Agreement or on such other date as is set forth in such notice.

         E. Peter Cohen's salary shall from and after the Effecrive Date accrue at the rate of $175,000 per annum.

VII.      Representations and Warranties of JCI, THI and Haase.

          Subject to the limitations on joint and several liability set forth in
Section 16(d), JCI, THI and Haase jointly and severally represent and warrant to WJI and the Subsidiaries with respect to each of JCI and THI (each of JCI and THI being sometimes referred to in this Section as "Corporation")that, except as set forth in the disclosure schedule which was executed and delivered by JCI to WJI on the date hereof (for each such Corporation, the "Corporation Disclosure Schedule") with a reference to the relevant Section of this Agreement:

         A. Organization and Capitalization. Corporation is a corporation duly organized, validly existing and in good standing under the laws of the State of New York. All of the issued and outstanding shares of Common Stock are duly authorized, validly issued, fully paid and nonassessable; and there are no other equity securities of any class authorized, issued, reserved for issuance or outstanding, and there are no preemptive rights as to any shares. There are no outstanding options, warrants, agreements or rights to subscribe for or to purchase, or commitments to issue, shares of Corporation capital stock. Except as set forth on the Corporation Disclosure Schedule, Corporation does not own, directly or indirectly, any outstanding capital stock or securities convertible into capital stock of any other corporation or any participating interest in any partnership, joint venture or other business enterprise. All subsidiaries and the directors and officers of each subsidiary are listed on the Corporation Disclosure Schedule.

         B. Power and Authority. Corporation has all requisite power and authority to own, lease and operate its properties and to conduct its businesses as presently conducted and as proposed to be conducted and is duly qualified or licensed as a foreign corporation in good standing in each jurisdiction in which the failure to qualify would have a material adverse effect upon the business or properties of Corporation. All

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
         such jurisdictions are listed in the Corporation Disclosure
         Schedule.

         C. Certificate of Incorporation and By-Laws of Corporation. The copies of the Certificate of Incorporation of Corporation, certified by the Secretary of State of New York and the bylaws of Corporation, certified by its Secretary, heretofore delivered to WJI, are true, complete and correct.

         D. Authority for Agreement. The Board of Directors and the shareholders of Corporation have approved this Agreement, has authorized the execution and delivery hereof, recommended (or will recommend reasonably in advance of the stockholders meeting), the adoption and approval of this Agreement to such corporation's stockholders, and has directed that this Agreement be submitted to such stockholders for adoption and approval at a special meeting of such stockholders or by the written unanimous consent of such stockholders to be obtained without a meeting. Corporation has full power, authority and legal right to enter into this Agreement and, upon appropriate vote of its stockholders in accordance with law, to consummate the transactions contemplated hereby.

         E. No Violation to Result. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby:

                  1. are not in violation or breach of, do not conflict with or constitute a material default under, and will not accelerate or permit the acceleration of the performance required by, any of the terms of the charter documents or by-laws of Corporation or (after the consents referred to in the Corporation Disclosure Schedule are obtained) any note, debt instrument, security agreement or mortgage, or any other contract or agreement, written or oral, to which Corporation or its shareholders is a party or by which Corporation or any of such shareholders or any of their respective properties or assets are bound;

                  2. will not be an event which, after notice or lapse of time or both, will result in any such violation,

                           breach, conflict, default, or acceleration;

                  3.       will not result in a violation under any law,

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                           judgment, decree, order, rule, regulation or other
                           legal requirement of any governmental authority, court or arbitration tribunal whether federal, state, provincial, municipal or local (within the U.S. or otherwise) at law or in equity, and applicable to Corporation or any of its shareholders; and

                  4. will not result in the creation or imposition of any lien, encumbrance, security agreement, equity, option, claim, charge, pledge or restriction in favor of any third person upon any of the properties or assets of Corporation

         F. No Existing Defaults. Corporation is not in default in any material respect:

                  1. under any of the terms of any note, debt instrument, security agreement or mortgage or under any other commitment, contract, agreement, license, lease or other instrument, whether written or oral, to which Corporation is a party or by which it or any of its properties or assets are bound;

                  2. under any law, judgment, decree, order, rule regulation or other legal requirement or any governmental authority, court or arbitration tribunal whether federal, state, provincial, municipal or local (within the U.S. or otherwise), at law or in equity, and applicable to Corporation or to any of its properties or assets; or

                  3. in the payment of any of monetary obligations or debts.

          There exists no condition or event which, after notice or lapse of time or both, would constitute a material default in connection with any of the foregoing.

         G.        Financial Statements.

                   The unaudited financial statements of Corporation as of and for the period ended December 31, 1995 and 1995 (which financial statements, including, without limitation, any notes thereto and reports thereon are hereinafter collectively called the "Corporation Financial Statements," and which financial statements for the year ended December


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         31, 1995 are hereinafter referred to as the "Corporation
         1995 Financial Statements"), all of which have been delivered to WJI and are included in the Corporation Disclosure the Corporation Disclosure Schedule fairly present the financial position of Corporation and the results of operations as of the respective dates and for the periods indicated thereon and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis. Corporation does not have any material liability or obligation not reflected in the 1994 balance sheet included in the Corporation 1995 Financial Statements, and all provisions, reserves and allowances provided for therein are adequate, except for liabilities or obligations incurred between December 31, 1995 and the date of this Agreement in the ordinary and usual course of business consistent with the representations and warranties set forth herein and that would not have been in conflict with said representation if they had been incurred between the date hereof and the Effective Date. Corporation does not have any material contingent liability or obligation except as set forth in the Corporation Disclosure Schedule.

                  1. No Adverse Changes. From December 31, 1995 to the date of this Agreement, except as disclosed on the Corporation Disclosure Schedule, and except as otherwise permitted herein:

                  2. Corporation has not sustained any damage, destruction or loss, by reason of fire, explosion, earthquake, casualty, labor trouble, requisition or taking of property by any government or agency thereof, windstorm, embargo, riot, act of God or the public enemy, flood, volcanic eruption, accident, other calamity or other similar or dissimilar event (whether or not covered by insurance) materially adversely affecting the business, properties, financial condition or operations of Corporation; and

                  3. there have been no changes in the condition (financial or otherwise), business, net worth, assets, properties, liabilities or obligations (fixed, contingent, known, unknown or otherwise) of Corporation which in the aggregate have had or may have a material adverse effect on the business, properties, financial condition or operations of Corporation, and there has been no occurrence, circumstance or combination thereof

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                           which is reasonably expected to result in any such
                           material adverse effect before or after the Effective

                           Date.

         H. Employee Plans and Agreements. Corporation does not have any employee benefit plans other than existing health insurance, vacation and other plans which are set forth in the Corporation Disclosure Schedule. Corporation has no pension or profit sharing plan.

         I. Full Disclosure. The information furnished by Corporation or by any its directors or officers to WJI or Subsidiary pursuant to this Agreement (whether furnished prior to, at, or subsequent to the date hereof), the information contained in the Exhibits and the Corporation Disclosure Schedule, in this
         Agreement, and the other information furnished to WJI or Subsidiary by Corporation, or by any of its directors or officers at any time prior to the Effective Date (pursuant to the request of WJI or Subsidiary or otherwise), does not and will not contain any untrue statement of a material fact and does not and will not omit to state any material fact necessary to make all such information not misleading.

         J. Taxes. Corporation has prepared (or caused to be prepared) and timely and properly filed (or caused to be timely and properly filed) with the appropriate federal, state, provincial, municipal or local authorities (within the U.S. or otherwise) all tax returns, information returns and other reports required to be filed and has paid or accrued (or caused to be so paid or accrued) in full all taxes, interest, penalties, assessments or deficiencies, if any, due to, or claimed to be due by, any taxing authority. The balance sheets included in the Corporation 1995 Financial Statements include appropriate provisions for all taxes, interest, penalties, assessments or deficiencies, if any, for the periods indicated thereon to the extent not theretofore paid. Corporation has not executed or filed with any taxing authority any agreement extending the period for assessment or collection of any taxes. Corporation is not a party to any pending action or proceeding, nor, to its knowledge, is any such action or proceeding threatened, by any governmental authority for the assessment or collection of taxes, and no claim for assessment or collection of taxes has been asserted against Corporation, and during the course of any audit currently in process or not completed, no issues have been suggested by any representative of any such governmental authority that, if asserted, would result in a proposed

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         assessment of taxes, interest or penalties,
         against Corporation which would have a materially adverse effect on Corporation.

         K. Pending Transactions. The Corporation Disclosure Schedule sets forth a list of all pending transactions (whether or not Corporation is legally bound to enter therein) which are out of the ordinary course of business and would involve the expenditure or commitment of in excess of $50,000. WJI acknowledges that Corporation has numerous commitments for the purchase and sale of inventory which exceed $50,000 but are in the ordinary course of business.


         L. Intellectual Property. The Corporation Disclosure Schedule contains a true and complete list of all trademarks, certification marks, trade names, service marks, copyrights, patents, patent applications and product composition formulae owned or used by Corporation. Corporation owns or possesses adequate licenses or other rights to use all trademarks, certification marks, trade names, service marks, copyrights, patents, patent applications, trade secrets, product composition formulae, computer programs, product development records and other proprietary processes and information used in its business, and the same are sufficient in all material respects to conduct the business as currently conducted and as proposed to be conducted. Except as described in the Corporation Disclosure Schedule, Corporation is not required to pay any royalty, license fee or similar type of compensation in connection with the conduct of its business as it is now or heretofore has been conducted or as proposed to be conducted. All patents, patent applications and rights to inventions or discoveries (whether or not patentable) owned or held by any officer, director, stockholder, employee, consultant or agent of Corporation and relating to and its business have been duly and effectively transferred to Corporation: and, except as described on the Corporation Disclosure Schedule, the operations of Corporation do not infringe, and no one has asserted that such operations do infringe, the patents, patent applications, trademarks, certifications marks, trade names, service marks, trade secrets or other intellectual property rights of anyone.

         M. Machinery and Equipment. Corporation owns or has adequate rights to all machinery and equipment (including, without limitation, machinery and equipment under development or construction) used or necessary for use in its trade or business, and all such material machinery and equipment is in substantially good operating condition, free and clear of any
                                      11

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         material liens, claims or encumbrances.

         N. Brokers. Corporation has not expressly or impliedly engaged any broker, finder, investment banker, or agent with respect to this Agreement or any transaction contemplated hereby, or agreed to pay any fee to any such person or entity.

         O. Contracts. The Corporation Disclosure Schedule contains a true and complete list of each contract or agreement outside of the ordinary course of business which require aggregate payments by Corporation, or receipt by Corporation, of, in excess of $100,000, and to which Corporation is a party, or by which Corporation is bound, in any respect.

         P. Litigation. Except as set forth in the Corporation Disclosure Schedule, there is no material litigation, suit, proceeding, action, claim or (to the knowledge of Corporation) investigation, at law or in equity, pending or (to the knowledge of Corporation) threatened against or affecting Corporation or involving any of its property or assets, before any court, agency, authority or arbitration tribunal, including, without limitation, any product liability, workers' compensation or wrongful dismissal claims, or claims, actions, suits or proceedings relating to toxic materials, hazardous substances, pollution or the environment. There are no facts which, if known to customers, governmental authorities or other persons, might result in any such litigation, suit, proceeding, action, claim or investigation. Except as set forth in the Corporation Disclosure Schedule, Corporation is not subject to or in default with respect to any notice, order, writ, injunction or decree of any court, agency, authority or arbitration tribunal.

         Q. Compliance with Laws. Corporation has complied with all laws, municipal by-laws, regulations, rules, orders, judgments, decrees and other requirements and policies imposed by any governmental authority applicable to it, its properties or the operation of its business.

         R. Employee Compensation and Agreements with Affiliates. The Corporation Disclosure Schedule contains a true and complete list of all employees of Corporation earning or receiving more than $30,000 annually from Corporation. Except as set forth and described on the Corporation Disclosure, neither Haase nor any other officer of Corporation has, either directly or indirectly:

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

                  1. an interest in any corporation, partnership, proprietorship, association or other person or entity which furnishes or sells those services or products which are furnished to or sold by Corporation; or

                  2. a beneficial interest in any contract or agreement to which Corporation is a party or by which Corporation or its properties are bound.

         S. Bank Accounts. The Corporation Disclosure Schedule contains a true and complete list of (i) all accounts of Corporation with any bank, trust company or other deposit taking institution, together with the names of the persons authorized to draw thereon, and (ii) the names of all persons holding powers of attorney from Corporation and a summary statement of the terms thereof.

         T. True Copies. All documents furnished or caused to be furnished to WJI or Subsidiary by Corporation are true and correct copies, and there are no amendments or modifications thereto except as set forth in such documents.

         U. No Impending Adverse Facts. Neither Corporation nor Haase is aware of any proposed reduction or termination of any business relationship which is material to the assets, finances, prospects or business of JCI.


         V.        Survival of Representations and Warranties; Notice of
         Changes.

                  1. The representations and warranties of Corporation and Haase made in this Agreement, including the representations as to Corporation, are correct, true and complete as of the date hereof in all material respects and will be correct, true and complete as at the Effective Date with the same force and effect as though such representations and warranties had been made at the Effective Date, and shall survive the Effective Date for six months.

                  2. Corporation and Haase shall give to WJI prompt written notice of any fact or circumstance which would render incorrect the representation and warranty in Section (i).

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VIII.     Representations and Warranties of WJI and the Subsidiary.

         A. WJI and Subsidiary jointly and severally represent and warrant to JCI and THI that, except as set forth in the disclosure schedule which was executed and delivered by WJI and Subsidiary to JCI on the date hereof (the "WJI Disclosure Schedule") with a reference to the relevant Section of this Agreement:

         B.        Reports and Financial Statements.

                  1. WJI has previously furnished the Company with true and complete copies of its (i) Annual Report on Form 10-KSB for the year ended August 31, 1995, as filed with the Securities & Exchange Commission (the "Commission" or "SEC"), (ii) Quarterly Report on Form 10-QSB filed for the fiscal quarter ended February 29, 1996 (the "WJI Quarterly Reports"), and (iii) proxy statements relating to the most recent meeting of its stockholders, and (iv) all Form 8-K's filed by WJI with the Commission from and after August 31, 1995. The financial statements included in such reports were prepared in accordance with generally accepted accounting principles, consistently applied, and present fairly the financial position and the results of operations of WJI for the periods indicated.


                           a) WJI does not have any liabilities, whether or not accrued, contingent or otherwise, that individually or in the aggregate, are reasonably likely to have a material adverse effect on the financial condition, business, assets or prospects (financial or otherwise) on WJI other than liabilities disclosed in its SEC filings, or for which WJI has made adequate reserves as reflected in its financial statements.

                           b) Since the date of such financial statements, there has been no material adverse change in the financial condition, business, assets, or prospects (financial or otherwise) of WJI.

                           c) Since April 30, 1993, WJI has filed (i) all forms, reports, statements and other documents required to be filed with (A) all annual reports on Form 10-K, (2) all

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
                                     quarterly reports on Form 10-Q, (3) all
                                     proxy statements relating to meetings of stockholders (whether annual or special),
                                     (4) all current reports on Form 8-K and (5) all other reports, schedules, registration statements or other documents (collectively referred to as the "Company SEC Reports"), and (B) any other applicable state securities authorities and (ii) all forms, reports, statements and other documents required to be filed with any other applicable federal or state regulatory authorities, including, without limitation, state insurance and health regulatory authorities, except where the failure to file any such forms, reports, statements or other documents would not be reasonably likely to have a material adverse effect on the financial condition, business, assets or prospects (financial or otherwise) of WJI (all such forms, reports statements and other documents in clauses (i) and (ii) of this Section being referred to herein, collectively, as the "Company Reports")
                                     The Company Reports (i) were prepared in all material respects in accordance with the requirements of applicable law (including, with respect to the Company SEC Reports, the Securities Act or the Exchange Act, as the case may be) and (ii) did not at the time they were filed contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to
                                     make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  2. As of their respective dates, such reports, statements and other written materials did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  3. The audited consolidated financial statements and any unaudited interim financial statements of WJI included in such reports have been prepared in accordance with generally accepted accounting principles applied on a consistent basis and fairly present the financial position of WJI and its subsidiaries as at the dates thereof and the results of their operations and changes in financial position for the periods then ended, except as indicated therein or in the notes thereto.

         C. Organization and Capitalization of WJI. WJI is a corporation duly organized, validly existing and in good standing under the laws of the State of New York. All of the issued and outstanding shares of WJI are duly authorized, validly issued, fully paid and nonassessable; and there are no other equity securities of any class of WJI authorized, issued, reserved for issuance or outstanding; and there are no preemptive rights as to any shares. Except as described on the WJI Disclosure Schedule, there are no outstanding options, warrants, agreements or rights to subscribe for or to purchase, or commitments to issue, shares of WJI Common Stock.

         D. Organization and Capitalization of WJI Subsidiary. Each Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of the State of New York with an authorized capital consisting solely of 200 shares Common Stock ("Subsidiary's Common Stock"), of which 100 shares are issued and outstanding; all of such 100 issued and outstanding shares of such Subsidiary's Common Stock are duly authorized, validly issued, fully paid and nonassessable; and there are no other equity securities of any class of such Subsidiary authorized, issued, reserved for issuance or outstanding. There are no outstanding options, warrants, agreements or rights to subscribe for or to purchase, or commitments to issue, shares of any Subsidiary's Common Stock. All securities offered or sold by WJI since its inception either were offered and sold pursuant to an effective registration under the Securities Act of 1933, as amended, and any applicable state securities laws or were exempt from registration under such acts and laws.


         E. Stock of Subsidiaries. WJI owns or prior to the Effective date will own 100 shares of each Subsidiary's Common Stock, which shares represent all of the issued and outstanding shares of such Subsidiary.

         F. Power and Authority. The Board of Directors of WJI, and the Board of Directors of each Subsidiary have approved this Agreement. Each of WJI and each Subsidiary has all requisite power and authority to own, lease and operate its properties and to conduct its business as presently conducted and as proposed to be conducted and is duly qualified or licensed as a foreign corporation in good standing in each jurisdiction in which the failure to qualify would have a material adverse effect on the business or properties of WJI.. All such jurisdictions are listed in the WJI Disclosure Schedule.

         G. Certificate of Incorporation and By-Laws of WJI and Certificate of Incorporation and By-Laws of each Subsidiary. The copies of the Certificate of Incorporation and Certificate of Incorporation of WJI and each Subsidiary, each certified by the Secretary of State of the State of New York, and the By-Laws of WJI and each Subsidiary, certified by their respective Secretaries, heretofore delivered by WJI and each Subsidiary to JCI, are true, complete and correct.

         H. Authority for Agreement. The Board of Directors of each of WJI and each Subsidiary has approved this Agreement and has authorized the execution and delivery hereof. WJI and each Subsidiary each has full power, authority and legal right to enter into this Agreement and to consummate the transactions contemplated hereby.

         I. No Violation to Result. Except as set forth in the WJI Disclosure Schedule, the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby:

                  1. are not in violation or breach of, do not conflict with or constitute a material default under, and will not accelerate or permit the acceleration of the performance required by, any of the terms of the charter documents or by-laws of WJI or Subsidiary or (after the consents referred to in the WJI Disclosure Schedule are obtained) any note, debt instrument, security agreement or mortgage, or any other contract or agreement, written or oral, to which WJI or Subsidiary is a party or by which WJI or Subsidiary or any of their properties or assets are bound;

                  2. will not be an event which, after notice or lapse of time or both, will result in any such violation, breach, conflict, default, or acceleration;


                  3. will not result in violation under any law, judgment, decree, order, rule, regulation or other legal requirement of any governmental authority, court or arbitration tribunal whether federal, state, provincial, municipal or local (within the U.S. or otherwise) at law or in equity, and applicable to WJI or Subsidiary; and

                  4. will not result in the creation or imposition of any lien, possibility of lien, encumbrance, security agreement, equity, option, claim, charge, pledge or restriction in favor of any third person upon any of the properties or assets of WJI or Subsidiary.

         J. No Existing Defaults. Except as set forth in the WJI Disclosure Schedule, WJI and Subsidiary are not in material default in any material respect:

                  1. under any of the terms of any note, debt instrument, security agreement or mortgage or under any other commitment, contract, agreement, license, lease or other instrument, whether written or oral, to which it is a party or by which it or any of its properties or assets is bound;

                  2. under any law, judgment, decree, order, rule, regulation or other legal requirement or any governmental authority, court or arbitration tribunal whether federal, state, provincial, municipal or local (within the U.S. or otherwise), at law or in equity, and applicable to it or to any of its properties or assets; or

                  3. in the payment of any of its monetary obligations or debts.

                  4. There exists no condition or event which, after notice or lapse of time or both, would constitute a default in connection with any of the foregoing.

         K. WJI and Subsidiary Employee Plans and Agreements. WJI does not have any employee benefit plan other than its existing health insurance package which includes life insurance, group long-term disability, and vacations.

         L. Full Disclosure. The information furnished by WJI and Subsidiary, or by any of the directors or officers of WJI or Subsidiary to JCI pursuant to this Agreement (whether furnished prior to, at, or subsequent to the date hereof), the information contained in the Exhibits and the WJI Disclosure Schedule referred to in this Agreement, and the other information furnished to JCI by WJI or Subsidiary, or by any of the directors or officers of WJI or Subsidiary at any time prior to the Effective Date (pursuant to the request of JCI otherwise), does not and will not contain any untrue statement of a material fact and does not and will not omit to state any material fact necessary to make all such information not misleading.

         M. Taxes. WJI and Subsidiary have each prepared (or caused to be prepared) and timely and properly filed (or caused to be timely and properly filed) with the appropriate federal, state, provincial, municipal or local authorities (within the U.S. or otherwise) all tax returns, information returns and other reports required to be filed and have paid or accrued (or caused to be so paid or accrued) in full all taxes, interest, penalties, assessments or deficiencies, if any, due to, or claimed to be due by, any taxing authority. The balance sheets included in the WJI 1995 Financial Statements include appropriate provisions for all such taxes, interest, penalties, assessments or deficiencies, if any, for the periods indicated thereon to the extent not theretofore paid. Neither WJI nor Subsidiary has executed or filed with any taxing authority any agreement extending the period for assessment or collection of any taxes. Neither WJI nor Subsidiary is a party to any pending action or proceeding, nor, to its knowledge, is any such action or proceeding threatened, by any governmental authority for the assessment or collection of taxes, and no claim for assessment or collection of taxes has been asserted against WJI or Subsidiary, and during the course of any audit currently in process or not completed, no issues have been suggested by any representative of any such governmental authority that, if asserted, would result in a proposed assessment of taxes, interest or penalties, against WJI or Subsidiary which may have a material adverse effect on WJI.

         N. Pending Transactions. The WJI Disclosure Schedule sets forth a list of all pending transactions (whether or not WJI is legally bound to enter therein) which are out of the ordinary course of business and would involve the expenditure or commitment of in excess of $50,000.

         O. Intellectual Property. The WJI Disclosure Schedule contains a true and complete list of all trademarks, certification marks, trade names, service marks, copyrights, patents, patent applications and product composition formulae owned or used by WJI and Subsidiary. WJI and Subsidiary own or possess adequate licenses or other rights to use all trademarks, certification marks, trade names, service marks, copyrights, patents, patent applications, trade secrets, product composition formulae, computer programs, product development records and other proprietary processes and information used in its business, and the same are sufficient in all material respects to conduct the business as now conducted or as proposed to be conducted. Except as described in the WJI Disclosure Schedule, neither WJI nor Subsidiary is required to pay any royalty, license fee or similar type of compensation in connection with the conduct of its business as it is now or heretofore has been conducted. All patents, patent applications and rights to inventions or discoveries (whether or not patentable) owned or held by any officer, director, stockholder, employee, consultant or agent of WJI or Subsidiary and relating to its business in any manner have been duly and effectively transferred to WJI or Subsidiary; and, except as described on the WJI Disclosure Schedule, the operations of WJI and Subsidiary do not infringe, and no one has asserted that such operations do infringe, the patents, patent applications, trademarks, certifications marks, trade names, service marks, trade secrets or other intellectual property rights of anyone.

         P. Machinery and Equipment. WJI or Subsidiary owns or has adequate rights to all machinery and equipment (including, without limitation, machinery and equipment under development or construction) used or necessary for use in its trade or business, and all such material machinery and equipment is in substantially good operating condition, free and clear of any material liens, claims or encumbrances.

         Q. Brokers. Neither WJI nor Subsidiary has expressly or impliedly engaged any broker, finder, investment banker, or agent with respect to this Agreement or any transaction contemplated hereby, or agreed to pay any fee to any such person or entity.

         R. Contracts. The WJI Disclosure Schedule contains a true and complete list of each contract or agreement, requiring aggregate payments by WJI or Subsidiary, or receipts by WJI or Subsidiary, in excess of $100,000, to which WJI or Subsidiary is a party, or by which WJI or Subsidiary is bound, in any respect.

         S. Litigation. Except as set forth in the WJI Disclosure Schedule, there is no material litigation, suit, proceeding, action, claim or (to the knowledge of WJI) investigation, at law or in equity, pending or (to the knowledge of WJI) threatened against or affecting WJI or Subsidiary or involving any of their property or assets, before any court, agency, authority or arbitration tribunal, including, without limitation, any product liability, workers' compensation or wrongful dismissal claims, or claims, actions, suits or proceedings relating to toxic materials, hazardous substances, pollution or the environment. There are no facts which, if known to customers, governmental authorities or other persons, might result in any such litigation, suit, proceeding, action, claim or investigation. Except as set forth in the WJI Disclosure Schedule, neither WJI nor Subsidiary is subject to or in default with respect to any notice, order, writ, injunction or decree of any court, agency, authority or arbitration tribunal.

         T. Compliance with Laws. WJI and Subsidiary have each complied with all laws, municipal by-laws, regulations, rules, orders, judgments, decrees and other requirements and policies imposed by any governmental authority applicable to it, its properties or the operation of its business.

         U. Licenses, Permits and Approvals. WJI and Subsidiary each have all material licenses, permits, approvals, qualifications or the like, issued or to be issued to WJI and Subsidiary by any government or any governmental unit, agency, body or instrumentality, whether federal, state, provincial, municipal or local (within the U.S. or otherwise) necessary for the conduct of its trade or business, and all such items are in full force and effect, and are listed in the WJI Disclosure Schedule.

                  1. Employee Compensation and Agreements with Affiliates. The WJI Disclosure Schedule contains a true and complete list of all employees of WJI and Subsidiary earning or receiving more than $60,000 annually from WJI. Except as set forth and described on the WJI Disclosure Schedule, no directors or officers and no employees listed thereon nor any Affiliate of any such person has, either directly or indirectly:

                  2. an interest in any corporation, partnership, proprietorship, association or other person or entity which furnishes or sells those services or products which are furnished to or sold by WJI or Subsidiary; or

                  3. a beneficial interest in any contract or agreement to which WJI or Subsidiary is a party or by which WJI or Subsidiary or it properties are bound.

         V. Bank Accounts. The WJI Disclosure Schedulecontains a true and complete list of (i) all accounts of WJI with any bank, trust company or other deposit taking institution, together with the names of the persons authorized to draw thereon, and (ii) the names of all persons holding powers of attorney from WJI and a summary statement of the terms thereof.

         W.        True Copies.  All documents furnished or caused to be

         furnished to JCI by WJI or Subsidiary are true and correct copies, and there are no amendments or modifications thereto except as set forth in such documents.

         X.        Survival of Representations and Warranties; Notice of
         Changes.

                  1. The representations and warranties of each of WJI and Subsidiary made in this Agreement are correct, true and complete as of the date hereof and will be correct, true and complete as at the Effective Date with the same force and effect as though such representations and warranties had been made at the Effective Date, and shall survive the Effective Date for six months.

                  2. WJI shall give to JCI prompt written notice of any fact or circumstance which would render incorrect the representation and warranty made by WJI in Section
                           (i).

IX.       Conduct and Transactions Prior to Closing and Certain Agreements

         A.        Access to Properties and Records.

                   Each Constituent Corporation shall afford to the officers, employees, attorneys, accountants and other authorized representatives of the other, free and full access to all of its assets, properties, books and records, in order to afford each Constituent Corporation as full an opportunity of review, examination and investigation as it shall desire to make of the affairs of the other, and each shall be permitted to make extracts from, or take copies of, such books, records (including the stock record and minute books) or other documentation or to obtain temporary possession of any thereof as may be reasonably necessary; and each shall furnish or cause to be furnished to the other such reasonable financial and operating data and other information about its business, properties and assets which any of such Constituent Corporation's respective officers, employees, attorneys, accountants or other authorized representatives may request.

         B. Interim Covenants of each Constituent Corporation. From the date of this Agreement until the Effective Date, except to the extent expressly permitted by this Agreement or otherwise consented to by an instrument in writing signed by each other Constituent Corporation or as otherwise set forth in the WJI Disclosure Schedule or the JCI Disclosure Schedule, each Constituent Corporation shall conduct its operations only in the ordinary course, narrowly construed, and it shall not make any change in its constituent documents, i.e., Certificate of

         Incorporation or by-laws.

         C. Information. Each party will furnish to the other all information concerning the other which is reasonably required for inclusion in any filing with any governmental or regulatory body in connection with the transactions contemplated by this Merger Agreement or otherwise required by law.

         D.        Notice of Breach.

                  1. WJI and Subsidiary will immediately give notice to JCI of the occurrence of any event or the failure of any event to occur that results in a breach of any representation or warranty by WJI and Subsidiary or a failure by WJI and Subsidiary to comply with any covenant, condition or agreement contained herein.

                  2. JCI will immediately give notice to WJI and Subsidiary of the occurrence of any event or the failure of any event to occur that results in a breach of any representation or warranty by JCI or a failure by JCI to comply with any covenant, condition or agreement contained herein.

         E. Representations. WJI, Subsidiary, JCI, THI and Haase (a) will take all action necessary to render accurate as of the Effective Date their respective representations and warranties contained herein, (b) will refrain from taking any action which would render any such representation or warranty inaccurate in any material respect as of such time, and (c) will perform or cause to be satisfied each covenant or condition to be performed or satisfied by them.

         F. Negotiations with Third Parties. The Constituent Corporations will not, without the prior written approval of the others, furnish any information to, or initiate or participate in discussions or negotiations with, third parties relating to any merger, sale or other disposition of any substantial part of its assets or stock or any other sale by stockholders of such Constituent Corporations of any of their shares of its Common Stock.

X.        Conditions to WJI and Subsidiary Obligations

          All obligations of WJI and Subsidiary under this Agreement are subject to the fulfillment and satisfaction, prior to or at the time at which the Effective Date is scheduled to occur, of each of the following conditions, any one or more of which may be waived by WJI and Subsidiary.

         A. Representations and Warranties True at the Effective Date. At the Effective Date, the representations and warranties of JCI and Haase set forth in this Agreement will be true and correct in all material respects at and as of such time, and at the Effective Date JCI shall have delivered to WJI and Subsidiary a certificate to such effect signed by the President and the Chief Financial Officer of JCI.

         B. Performance. Each of the obligations of JCI to be performed by it on or before the Effective Date pursuant to the terms of this Agreement shall have been duly performed in all material respects at the Effective Date, and at the Effective Date JCI shall have delivered to WJI and Subsidiary a certificate to such effect signed by its President and Chief Financial Officer.

         C. Authority. All action required to be taken by, or on the part of, JCI to authorize the execution, delivery and performance of this Agreement by JCI and the consummation of the transactions contemplated hereby shall have been duly and validly taken by its Board of Directors and stockholders.

         D. Opinion of Counsel. WJI and Subsidiary shall have been furnished an opinion or opinions of Blau, Kramer, Wactlar & Lieberman, P.C., counsel to JCI, dated the date of the Effective Date, in form and substance reasonably satisfactory to WJI and Subsidiary.

         E. Fairness Opinion. WJI shall have been furnished the opinion of independent investment bankers that the transactions contemplated hereby are fair to the shareholders of WJI from a financial point of view.

         F. Due Diligence Satisfactory. The results of WJI's due diligence investigations of JCI and THI shall be reasonably satisfactory to WJI.

         G. Changes in the Disclosure Schedule Satisfactory. Any changes made in JCI's and THI's Disclosure Schedule shall be satisfactory to WJI.

XI.       Conditions to Obligations of JCI

          All obligations of JCI under this Agreement are subject to the fulfillment and satisfaction, prior to or at the time at which the Effective Date is scheduled to occur, of each of the following conditions, any one or more of which may be waived by JCI.

         A. Representations and Warranties True at the Effective Date. At the Effective Date, the representations and warranties by WJI set forth in this Agreement will be true and correct in all material respects at and as of such time, and at the Effective Date, WJI and Subsidiary shall have delivered to JCI a certificate to such effect signed by the President and the Chief Financial Officer of WJI and Subsidiary.


         B. WJI and Subsidiary's Performance. Each of the obligations of WJI and Subsidiary to be performed by it on or before the Effective Date pursuant to the terms of this Agreement shall have been duly performed in all material respects at the Effective Date, and at the Effective Date WJI and Subsidiary shall have delivered to JCI a certificate to such effect signed by the President and the Chief Financial Officer of WJI and Subsidiary.

         C. Authority. All action required to be taken by, or on the part of, WJI and Subsidiary to authorize the execution, delivery and performance of this Agreement by WJI and the consummation of the transactions contemplated hereby shall have been duly and validly taken by the Board of Directors of each of WJI and Subsidiary.

         D. Opinion of Counsel of WJI and Subsidiary. JCI shall have been furnished an opinion or opinions of Oscar D. Folger, Esq., counsel to WJI and Subsidiary, dated the Effective Date, in form and substance reasonably satisfactory to JCI.

         E. Tax-Free Assurance. JCI shall have received reasonable assurances, including an opinion of tax counsel, regarding the tax-free nature of the transactions contemplated hereby.

         F. Fairness Opinion. WJI shall have been furnished the opinion of independent investment bankers that the transactions contemplated hereby are fair to the shareholders of WJI from a financial point of view.

         G. Due Diligence Satisfactory. The results of JCI's and THI's due diligence investigations of WJI shall be reasonably satisfactory to JCI and THI.

         H. Shareholder Approval. The shareholders of JCI and THI shall have approved this Agreement and the transactions contemplated thereby.

         I. Changes in the Disclosure Schedule Satisfactory. Any changes made in WJI's Disclosure Schedule shall be satisfactory to JCI and THI.

XII.      Best Efforts

          Each party shall use its best efforts to cause all conditions to the Closing to be fulfilled as soon as possible.

XIII.     Termination

          Any party who has not theretofore breached any material provision of this Agreement (including such party's obligations to use its best efforts to satisfy conditions for the Closing) may terminate this Agreement by notice to the other parties if all conditions to the Closing shall not have been satisfied by the close of business on July 31, 1996. Such termination shall not limit any other right or remedies which the terminating party may have against any other party.

XIV.      Indemnity.

         A. Subject to the limitations on joint and several liability set forth in Section 16(d), JCI, THI and Haase, on the one hand, and WJI and the Subsidiaries, on the other hand (respectively, the "Indemnifying Party"), hereby jointly and severally agree to indemnify the other (respectively, the "Indemnified Party") and hold the Indemnified Party harmless against and in respect of the following:

                  1. any and all loss, liability or damage suffered or incurred by any Indemnified Party by reason of any untrue representation, breach of warranty or non-fulfillment of any covenant by any Indemnifying Party; and

                  2. any and all actions, suits, proceedings, claims, demands, assessments, judgments, costs, and expenses, including, without limitation, legal fees and expenses, incident to any of the foregoing or incurred in investigating or attempting to avoid the same or to oppose the imposition thereof, or in enforcing this indemnity.

         B. The responsibility of the Indemnifying Parties under this Section shall expire on the 180th day after the date of this Agreement for all matters as to which no written claim has been made theretofore.

XV.       Release

          Haase hereby generally releases and discharges JCI and THI and their affiliates from any and all claims, obligations and agreements except for Haase's rights under this Agreement and his rights for salary and other employee benefits accruing in the ordinary course consistent with the representations and warranties made by Haase, JCI and THI hereunder.

XVI.      Miscellaneous

         A. Successors, Assigns and Third Parties. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns; provided, however, that, except as otherwise expressly provided herein, none of the parties hereto may make any assignment of this Agreement or any interest herein without the prior written consent of the other parties hereto. Nothing herein expressed or implied is intended or shall be construed to confer upon or give to any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

         B. Governing Law. This Agreement shall in all respects be interpreted, construed and governed by and in accordance with the internal substantive laws of the State of New York, disregarding principles of conflict of laws and the like.

         C. Severability. Each section, subsection and lesser section of this Agreement constitutes a separate and distinct undertaking, covenant and/or provision hereof. In the event that any provision of this Agreement shall finally be determined to be unlawful, such provision shall be deemed severed from this Agreement, but every other provision of this Agreement shall remain in full force and effect.

         D. Notices. Except as otherwise expressly provided herein, any notice, consent, or other communication required or permitted to be given hereunder shall be in writing and shall be deemed to have been given when received, and shall be addressed as follows:

If to WJI or Subsidiary, to it at:

c/o WJI at its New Jersey headquarters,

with a copy to:

Oscar D. Folger, Esq.
Law Offices of Oscar D. Folger
Fifth Avenue - 24th Floor
New York, New York 10175

If to JCI or to Haase, to him or it at JCI's New York headquarters,

with a copy to:

David Lieberman, Esq.
Blau, Kramer, Wactlar & Lieberman
100 Jericho Quadrangle
Suite 225
Jericho New York 11753

or at such other address or addresses as the party addressed may from time to time designate in writing. Any communication dispatched by telegram or telex shall be confirmed by letter.

         A. Expenses. All legal and other costs and expenses incurred in connection herewith and the transactions contemplated hereby shall be paid by the party incurring such expenses. Without limiting the generality of the foregoing, any and all fees and expenses of any attorneys of the Constituent Corporations incurred in connection with this Agreement or the transactions contemplated hereby shall be borne by the Constituent Corporation incurring such expense and shall not be assumed by any other Constituent Corporation.

         B. Headings. The headings in this Agreement are intended solely for convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.

         C. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute the same agreement. This Agreement may be signed by facsimile.

         D. Limitation on Joint and Several Liability. Haase and JCI shall be jointly and severally liable for all agreements, indemnities, representations and warranties made herein by either. Haase and THI shall be jointly and severally liable for all agreements, indemnities, representations and warranties made herein by either. Notwithstanding anything to the contrary contained in this Agreement, neither THI nor JCI shall have any liability for any representation or warranty made herein by the other of them or by Haase regarding any matter which relates to such other of them, or for any agreement or indemnity made herein by the other of them or Haase.


         IN WITNESS WHEREOF, the parties hereto have caused their signatures to be affixed to this Agreement as of the date first above written.

WATER-JEL TECHNOLOGIES, INC.


By:      /s/ Yitz Grossman
    ______________________________
         Yitz Grossman, Chairman


JCI ACQUISITION CORPORATION
THI ACQUISITION CORPORATION

By:      /s/ Yitz Grossman
    ______________________________
         Yitz Grossman, Chairman


JOURNEYCRAFT, INC.
THERACOM, INC.


By:       /s/ Werner Haase
    ______________________________
          Werner Haase, Chairman

          /s/ Werner Haase
_________________________________
                    Werner Haase